Exhibit 10.15

TERMINATION AGREEMENT

This Termination Agreement (the “Termination Agreement”) is dated as of January 12, 2007, and is by and between Charlesbank Capital Partners, LLC, a Massachusetts limited liability company (“Charlesbank”), Animal Health International, Inc., a Delaware corporation formerly known as Steer Parent Corporation and Walco International Holdings, Inc. (“Parent”), and Walco International, Inc., a Delaware corporation (the “Company”).

WITNESSETH

WHEREAS, Charlesbank, Parent and the Company are parties to that certain Corporate Development and Administrative Services Agreement, dated as of June 30, 2005 (the “Agreement”); and

WHEREAS, Charlesbank, Parent and the Company desire to have the Agreement terminate upon the initial public offering of the equity securities of Parent.

NOW THEREFORE, in consideration of the premises and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, the parties hereby agree as follows:

1.	Charlesbank, Parent and the Company hereby agree that immediately upon, and subject to, the consummation of the initial public offering of equity securities of Parent, on a firm commitment underwritten basis pursuant to an effective registration statement under the Securities Act of 1933, as amended, the Agreement shall terminate and cease to have any force and effect.

2.	At or prior to the termination of the Agreement pursuant to this Termination Agreement, Parent and the Company shall reimburse Charlesbank for all fees and expenses incurred by Charlesbank as provided in Section 2.1 of the Agreement.

3.	Except as provided herein, the Agreement shall remain unchanged and in full force and effect, and is hereby ratified and confirmed by the parties.

4.	This Termination Agreement shall be governed by and construed under the substantive laws (and not the laws of conflicts) of the State of Delaware.

5.	This Termination Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Termination Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. The exchange of copies of the Termination Agreement and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Termination Agreement as to the parties and may be used in lieu of the original Termination Agreement for all purposes. Signatures of the parties transmitted by facsimile shall be deemed to be their original signatures for all purposes.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Termination Agreement as of the date first written above.

CHARLESBANK CAPITAL PARTNERS, LLC

By:
Name:
Title:

ANIMAL HEALTH INTERNATIONAL, INC.

By:
Name:
Title:

WALCO INTERNATIONAL, INC.

By:
Name:
Its: